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                                                            EXHIBIT 10.49

                                        Dated as of December 6, 1996

Receivables Capital Corporation
Bank of America National Trust
  and Savings Association, as Agent
231 South LaSalle Street
Chicago, Illinois  60697

   Re:  Extension and Amendment

Ladies and Gentlemen:

   Reference is hereby made to that certain Third Amended and Restated Master Receivables Purchase Agreement dated as of July 19, 1995, as amended as of December 15, 1995 (as amended or modified from time to time in accordance with the terms thereof, the "RCC Purchase Agreement"), among Hurley State Bank, as Seller (the "Seller"), SPS Payment Systems, Inc., as Servicer ("Servicer") and Recourse Party, Dean Witter, Discover & Co., as Guarantor, Receivables Capital Corporation, as Purchaser ("Purchaser"), and Bank of America National Trust and Savings Association, as Agent (the "Agent"). Capitalized terms not otherwise defined herein are used herein as defined in the RCC Purchase Agreement.

   This is to confirm the agreement of the parties hereto as follows:

      (a) The date contained in clause (x) of the definition of "Facility Termination Date" in the RCC Purchase Agreement is amended by replacing "December 14, 1996" with "April 15, 1997."

   (b) The Designated Long-Term Default Rate and the Designated Short-Term Default Rate set forth in each Supplement is hereby increased by adding to each of the existing rates 3%.

   Except as specifically modified hereby, the RCC Purchase Agreement is hereby confirmed and reaffirmed in all respects. This letter amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to conflict of laws principles.

   The terms of this letter amendment shall be binding upon the parties hereto and their respective successors and assigns and may be modified only by a subsequent writing signed by the Seller, the Servicer, the Purchaser and the Agent
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   This letter amendment may be executed in any number of counterparts separately by the different parties hereto.

                                       Very truly yours,

                                       HURLEY STATE BANK,
                                       as Seller

                                       By:  Russell J. Bonaguidi
Title: Vice President

                                       SPS PAYMENT SYSTEMS, INC.,
                                       as Servicer and Recourse Party

                                       By: Michael J. Hartigan, Jr.
                                       Title: Vice President

                                        DEAN WITTER, DISCOVER & CO.,
                                       as the Guarantor

                                       By: Birendra Kumar
                                       Title:  Treasurer, Senior Vice President
Accepted:

BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION,
   as the Agent

By:    Marvin Spencer
Title:   Attorney-In-Fact

RECEIVABLES CAPITAL CORPORATION

By:       Stewart Cutler
Title:    Vice President
Agreed and Accepted:

S:\SPS_LAW\LETTERAG\AMEND\RECCAP.AM